UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

July 25, 2013

Date of Report (Date of earliest event reported)

LIGHTPATH TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27548	86-0708398
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2603 Challenger Tech Court, Suite 100

Orlando, Florida 32826

(Address of principal executive office, including zip code)

(407) 382-4003

(Registrant’s telephone number, including area code)

LightPath Technologies, Inc.

Form 8-K

Item 2.02.    Results of Operations and Financial Condition

The Registrant issued a Press Release on July 25, 2013 announcing the preliminary results for the fourth fiscal quarter ended June 30, 2013. A copy of the Press Release is attached as Exhibit 99.1 to this Report.

Item 9.01.    Financial Statements and Exhibits

Press Releases on July 25, 2013 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed in its behalf by the undersigned, thereunto duly authorized.

LIGHTPATH TECHNOLOGIES, INC.

Dated: July 25, 2013	By:	/s/ Dorothy M. Cipolla
Dorothy M. Cipolla, CFO

Exhibit Index

Exhibit No.	Description

EX-99.1	Press Release issued on July 25, 2013, Preliminary Results for the Fourth Fiscal Quarter ended June 30, 2013